J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan Emerging Markets Equity Core ETF

(a series of J.P. Morgan Exchange-Traded Fund Trust)

Supplement dated June 21, 2021

to the Summary Prospectus, Prospectus and Statement of Additional Information

dated March 5, 2021, as supplemented

IMPORTANT NOTICE REGARDING CHANGE IN NAME

On June 9, 2021, the Board of Trustees of the J.P. Morgan Exchange-Traded Fund Trust (the “Board”) approved a change to the name of the JPMorgan Emerging Markets Equity Core ETF (the “Fund”). The Fund currently expects that this change will become effective on or about July 8, 2021 (the “Effective Date”).

Name Change

On the Effective Date, the Fund’s new name will be: JPMorgan ActiveBuilders Emerging Markets Equity ETF.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS,

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-EMEC-621